UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES ACT OF 1934

August 16, 2004

Commission File Number 000-21755

iGATE CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	25-1802235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Commerce Drive Suite 500 Pittsburgh, PA	15275
(Address of Principal Offices)	(Zip Code)

(412) 503-1131

(Registrant’s Telephone Number, Including Area Code)

EXPLANATORY NOTE

This Amendment on Form 8-K/A-2 of iGate Corporation amends the registrant’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission (“SEC”) on June 8, 2004 and the Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004 to include the required unaudited pro forma financial statements which reflects the sale of the registrant’s two international staffing company subsidiaries, iGATE Australia Pty Ltd. and Direct Resources Scotland Ltd.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

iGate Corporation sold two international staffing company subsidiaries, iGATE Australia Pty Ltd. (“Australia”), headquartered in Sydney, Australia, and Direct Resources Scotland Ltd., (“Scotland”) located in Edinburgh, Scotland (the “Dispositions”).

The sale of iGATE Australia Pty Ltd. was a stock for cash transaction and was completed on June 2, 2004. iGate Corporation sold its customer and contractor agreements in Scotland for cash on April 1, 2004. For the year ended December 31, 2003, both operations combined had approximately $47.0 million in revenues with operating losses of approximately $(3.8) million. The purchase price received in cash for both transactions was approximately $9.8 million.

For additional information, please refer to the registrant’s Current Report on Form 8-K which was filed with the SEC on June 8, 2004 and the Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired

Not applicable

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated financial statements reflect the sale of iGATE Australia Pty Ltd. and Direct Resources Scotland Ltd., giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of iGate Corporation, which are included in iGate Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, and the Quarterly Reports on Forms 10-Q for the quarters ended June 30, and March 31, 2004.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the sale been consummated at the dates indicated, nor is it necessarily indicative of the future operating results or financial position of iGate Corporation.

The unaudited pro forma condensed consolidated statements of operations give effect to the Dispositions as if they had occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheet gives effect to the Dispositions as if it occurred on March 31, 2004.

iGATE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

(Dollars in thousands, except per share amounts)

	March 31, 2004
	iGate Reported *	Direct Resources & Australia Operations	Adjustments Note 1		iGate Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$32,148	$—	$9,799	(a)	$41,947
Short term investments	32,789	—	—		32,789
Accounts receivable, net	67,292	(8,244)	—		59,048
Prepaid and other current assets	7,043	(273)	—		6,770
Prepaid income taxes	400	—	—		400
Deferred income taxes	5,181	—	—		5,181

Total current assets	144,853	(8,517)	9,799		146,135

Investments in unconsolidated affiliates	2,750	—	—		2,750
Land, building, equipment and leasehold improvements, net	22,636	(245)	—		22,391
Goodwill	11,067	(1,932)	—		9,135
Intangible assets, net	7,691	—	—		7,691

Total assets	$188,997	$(10,694)	$9,799		$188,102

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,697	$(3,360)	$—		$11,337
Accrued payroll and related costs	20,550	(1,209)	—		19,341
Accrued income taxes	482	20	—		502
Other accrued liabilities	10,272	(614)	—		9,658
Deferred revenue	597	(15)	—		582

Total current liabilities	46,598	(5,178)	—		41,420
Other long-term liabilities	1,004	—	—		1,004
Deferred income taxes	10,492	(760)	—		9,732

Total liabilities	58,094	(5,938)	—		52,156

Minority interest	7,551	—	—		7,551
Shareholders’ equity:
Common Stock, par value $0.01 per share:
100,000,000 shares authorized, 52,903,242 shares issued	530	—	—		530
Additional paid-in capital	160,930	—	—		160,930
Accumulated deficit	(20,251)	—	5,043		(15,208)
Deferred Compensation	(8,119)	—	—		(8,119)
Common Stock held in treasury, at cost, 990,102 shares	(14,714)	—	—		(14,714)
Accumulated other comprehensive income	4,976	—	—		4,976

Total shareholders’ equity	123,352	—	5,043		128,395

Total liabilities and shareholders’ equity	$188,997	$(5,938)	$5,043		$188,102

*	As reported from the Company’s Form 10Q for the quarter ended March 31, 2004.

Note 1—The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the Dispositions and proceeds from the sale of common stock of Australia and the sale of customer and contractor agreements in Scotland for an aggregate price of $9.8 million. Pro forma adjustments are made to reflect:

a.	The proceeds from the sales of $9.8 million,

iGATE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended March 31, 2004			Three Months Ended March 31, 2003
	iGate Reported *	Direct Resources & Australia Operations	iGate Pro forma	iGate Reported *	Direct Resources & Australia Operations	iGate Pro forma
Revenues	$77,255	$13,192	$64,063	$68,611	$10,654	$57,957
Cost of revenues	58,621	11,595	47,026	50,519	9,335	41,184

Gross margin	18,634	1,597	17,037	18,092	1,319	16,773
Selling, general and administrative	20,648	1,368	19,280	16,610	1,253	15,357

(Loss) income from operations	(2,014)	229	(2,243)	1,482	66	1,416
Other income, net	657	24	633	722	22	700

(Loss) income before income taxes	(1,357)	253	(1,610)	2,204	88	2,116
Income tax provision	395	83	312	2,668	32	2,636

Net (loss) income	$(1,752)	$170	$(1,922)	$(464)	$56	$(520)

Net (loss) income per common share, basic and diluted	$(0.03)	$0.00	$(0.04)	$(0.01)	$0.00	$(0.01)

Weighted average common shares, basic and diluted	52,226	52,226	52,226	51,516	51,516	51,516

*	As reported from the Company’s Form 10Q for the quarter ended March 31, 2004.

Note 1—The above statement of operations gives effect to the following pro forma adjustments necessary to reflect the dispositions from the sale of common stock of Australia and the sale of customer and contractor agreements in Scotland outlined in Note 1 to the pro forma balance sheet.

The pro forma unaudited condensed consolidated statements of operations eliminate the results of operations of Australia and Scotland for the three month periods ended March 31, 2004 and 2003, respectively.

A non recurring gain of $3.7 million has not been included in the pro forma condensed consolidated statements of operations.

2

iGATE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Dollars in thousands, except per share data)

	Year Ended December 31, 2003
	iGate Reported *	Direct Resources & Australia Operations	iGate Pro forma
Revenues	$287,801	$47,167	$240,634
Cost of revenues	212,985	41,331	171,654

Gross margin	74,816	5,836	68,980
Selling, general and administrative	78,668	5,732	72,936
Restructuring charges	604	—	604
Goodwill impairment	3,933	3,933	—

Loss from operations	(8,389)	(3,829)	(4,560)
Other income, net	1,913	792	1,121

Loss before income taxes	(6,476)	(3,037)	(3,439)
Income tax expense	2,544	365	2,179

Net loss	$(9,020)	$(3,402)	$(5,618)

Net loss per common share, basic and diluted	$(0.17)	$(0.07)	$(0.11)

Weighted average common shares, basic and diluted	51,697	51,697	51,697

*	As reported from the Company’s Form 10K for the year ended December 31, 2003.

Note 1—The above statement of operations gives effect to the following pro forma adjustments necessary to reflect the dispositions from the sale of common stock of Australia and the sale of customer and contractor agreements in Scotland outlined in Note 1 to the pro forma balance sheet.

The pro forma unaudited condensed consolidated statement of operations eliminate the results of operations of Australia and Scotland from January 1, 2003 through December 31, 2003, through their respective disposal dates as discussed in Item 2.

A non recurring gain of $3.7 million has not been included in the pro forma condensed consolidated statement of operations.

iGATE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Dollars in thousands, except per share data)

	Year Ended December 31, 2002
	iGate Reported *	Direct Resources & Australia Operations	iGate Pro forma
Revenues	$292,648	$41,797	$250,851
Cost of revenues	209,445	36,198	173,247

Gross margin	83,203	5,599	77,604
Selling, general and administrative	77,465	5,021	72,444
Restructing charges	4,232	—	4,232
Goodwill impairment	29,688	3,724	25,964

Loss from operations	(28,182)	(3,146)	(25,036)
Other income, net	565	67	498

Loss before income taxes	(27,617)	(3,079)	(24,538)
Income tax (benefit) expense	(126)	213	(339)

Net loss	$(27,491)	$(3,292)	$(24,199)

Net loss per common share, basic and diluted	$(0.54)	$(0.06)	$(0.47)

Weighted average common shares, basic and diluted	51,304	51,304	51,304

*	As reported from the Company’s Form 10K for the year ended December 31, 2003.

Note 1—The above statement of operations gives effect to the following pro forma adjustments necessary to reflect the dispositions from the sale of common stock of Australia and the sale of customer and contractor agreements in Scotland outlined in Note 1 to the pro forma balance sheet.

The pro forma unaudited condensed consolidated statement of operations eliminate the results of operations of Australia and Scotland from January 1, 2002 through December 31, 2002, through their respective disposal dates as discussed in Item 2.

A non recurring gain of $3.7 million has not been included in the pro forma condensed consolidated statement of operations.

iGATE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(Dollars in thousands, except per share data)

	Year Ended December 31, 2001
	iGate Reported *	Direct Resources & Australia Operations	iGate Pro forma
Revenues	$421,419	$42,024	$379,395
Cost of revenues	294,093	35,220	258,873

Gross margin	127,326	6,804	120,522
Selling, general and administrative	129,530	6,401	123,129
Restructing charges	9,801	—	9,801
Goodwill impairment	37,344	4,628	32,716

Loss from operations	(49,349)	(4,225)	(45,124)
Other (expense) income, net	(11,080)	73	(11,153)

Loss before income taxes	(60,429)	(4,152)	(56,277)
Income tax (benefit) expense	(4,055)	293	(4,348)

Loss before cumulative effect of change in accounting principle	(56,374)	(4,445)	(51,929)
Cumulative effect of change in accounting principle, net of tax of $592	887	—	887

Net loss	$(55,487)	$(4,445)	$(51,042)

Net loss per common share, basic and diluted before cumulative effect of change in accounting principle:	$(1.10)	$(0.09)	$(1.01)
Cumulative effect of change in accounting principle per share:	0.02	—	0.02

Net loss per common share, basic and diluted	$(1.08)	$(0.09)	$(1.00)

Weighted average common shares, basic and diluted	51,241	51,241	51,241

*	As reported from the Company’s Form 10K for the year ended December 31, 2003.

Note 1—The above statement of operations gives effect to the following pro forma adjustments necessary to reflect the dispositions from the sale of common stock of Australia and the sale of customer and contractor agreements in Scotland outlined in Note 1 to the pro forma balance sheet.

The pro forma unaudited condensed consolidated statement of operations eliminate the results of operations of Australia and Scotland from January 1, 2001 through December 31, 2001, through their respective disposal dates as discussed in Item 2.

A non recurring gain of $3.7 million has not been included in the pro forma condensed consolidated statement of operations.

(c) Exhibits.

10.1 Agreement dated April 21, 2004 between Direct Resources Scotland Limited and Head Resourcing Limited filed as Exhibit 10.1 to iGate Corporation’s Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004.

10.2 Share Sale Deed dated June 2, 2004 between iGate, Inc. and Peoplebank Australia Pty Ltd. filed as Exhibit 10.2 to iGate Corporation’s Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iGATE CORPORATION

August 18, 2004	/s/ MICHAEL ZUGAY
Michael Zugay
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
10.1	Agreement dated April 21, 2004 between Direct Resources Scotland Limited and Head Resourcing Limited filed as Exhibit 10.1 to iGate Corporation’s Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004.

10.2	Share Sale Deed dated June 2, 2004 between iGate, Inc. and Peoplebank Australia Pty Ltd. filed as Exhibit 10.2 to iGate Corporation’s Amendment to Current Report on Form 8-K/A which was filed with the SEC on August 9, 2004.